UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2019

IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Monument Circle, Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)
317-261-8261
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company	

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 26, 2019, Antoine Reze and Vincent Parisi were elected to the Board of Directors (the “Board”) of IPALCO Enterprises, Inc. (the “Company’) by the unanimous written consent of the Company’s shareholders (the “Shareholders”), AES U.S. Investments, Inc. (“AES U.S. Investments”), and CDP Infrastructure Fund GP (“CDP”), a wholly-owned subsidiary of La Caisse de dépôt et placement du Québec (“CDPQ”).

Members of the Board are nominated and elected in accordance with the terms of a Shareholders’ Agreement dated February 11, 2015 (the “Shareholders’ Agreement”) by and among the Company and the Shareholders. Pursuant to the Shareholders’ Agreement, AES U.S. Investments has the right to nominate nine directors of the Board and CDP has the right to nominate two directors of the Board. Mr. Reze was nominated by CDP to replace a prior CDP nominee, Renaud Faucher, who resigned from the Board on June 25, 2019 in light of his increased other responsibilities and commitments at CDPQ. Mr. Parisi, who also serves as the President and Chief Executive Officer of the Company’s principal subsidiary, Indianapolis Power & Light Company, was nominated by AES U.S. Investments to fill a vacancy on the Board.

The Company does not separately compensate members of the Board for their service on the Board. Other than compensation received by AES U.S. Investments nominated directors from AES affiliated companies for services performed for all AES affiliates (including IPALCO), which generally is in excess of one hundred and twenty thousand dollars annually, the newly-appointed Board members referenced above have not entered into or proposed to enter into any transactions reportable under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.

Date: June 27, 2019	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary